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                                                              Exhibit 10(a)(iii)

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         AMENDMENT dated as of May 31, 1996 among CABOT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of January 13, 1994 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement to modify the covenant relating to Investments and to exclude, subject to the terms set forth below, certain stock repurchases from the calculation of, and otherwise modify the covenant relating to, Consolidated Tangible Net Worth.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2. Amendment of Section 1.01 of the Agreement. (a) Section 1.01 of the Agreement is amended by inserting, in its appropriate alphabetical position, the following definition:

         "Long-Term Incentive Plans" means the Borrower's Equity Incentive Plan and the 1996 Equity Incentive Plan.

         (b) Section 1.01 of the Agreement is further amended by restating the definition of "Profit Sharing Plan" in its entirety to read

         "Profit Sharing Plan" means the Cabot Retirement Incentive Savings
Plan.

         SECTION 3. Amendment of Section 5.08 of the Agreement. (a) Section 5.08 of the Agreement is amended by (i) deleting the figure "$375,931,811" at the beginning of clause (i) of the section and replacing it with "$500,000,000" and
(ii) deleting the text "September 30, 1993" immediately before the word "plus" at the end of clause (ii) of the section and replacing it with the text "March 31, 1996".

         (b) Section 5.08 of the Agreement is further amended by adding immediately following the period of the last sentence of that section:

                  For purposes of this provision, the effects of the following will be disregarded in calculating Consolidated Tangible Net
                  Worth:

                           (a) the dollar amount paid for the stock of the
                  Borrower repurchased after March 31, 1996 from the Borrower's employees, to the extent such repurchased stock exceeds the dollar amount received for stock issued to the Borrower's employees ("net stock repurchases"), in a maximum aggregate amount of $50,000,000, in connection with the Borrower's Long-Term Incentive Plan, provided that no more than $10,000,000 of net stock repurchases shall be disregarded in any fiscal year of the Company; and




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                           (b) repurchases of the stock of the Borrower made
                  with the proceeds of the disposition or monetization of the stock of KN Energy, Inc., in a maximum aggregate amount of $75,000,000, to the extent proceeds of such disposition exceed any increase in Consolidated Tangible Net Worth as a result of such disposition or monetization.

         SECTION 4. Amendment of Section 5.10 of the Agreement. Section 5.10(a) of the Agreement is restated in its entirety to read as follows:

         (a) Investments in Subsidiaries and Equity Affiliates (including investments in entities which, as a result of such Investment, become Subsidiaries or Equity Affiliates) and Investments in KN Energy, Inc. and Aearo Corporation or any successor to either of such entities, provided that the Borrower and its Consolidated Subsidiaries may continue to hold Investments in any entity which was, or is the successor (by merger, acquisition or otherwise) to a Subsidiary or Equity Affiliate whether or not such entity remains a Subsidiary or Equity Affiliate and may take and hold Investments in any affiliate of such a successor received in connection with any such merger, acquisition or similar transaction.

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                         CABOT CORPORATION


                                          By /s/ Margaret J. Hanratty
                                             ---------------------------------
                                               Title: Vice President and
                                                      Treasurer

                                          MORGAN GUARANTY TRUST COMPANY
                                                   OF NEW YORK


                                          By /s/ Deborah Brodheim
                                             ---------------------------------
                                               Title: Vice President

                                          THE FIRST NATIONAL BANK
                                                   OF BOSTON


                                          By /s/ Harvey H. Thayer, Jr.
                                             ---------------------------------
                                               Title: Director

                                          CITIBANK, N.A.


                                          By /s/ Gian Paolo Potsios
                                             ---------------------------------
                                               Title: Vice President

                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By /s/ Jacques-Yves Mulliez
                                             ---------------------------------
                                               Title: Senior Vice President

                                          CREDIT LYONNAIS
                                              CAYMAN ISLAND BRANCH


                                          By /s/ Jacques-Yves Mulliez
                                             ---------------------------------
                                               Title: Senior Vice President

                                          ABN AMRO BANK N.V., BOSTON
                                                   BRANCH
                                          By: ABN AMRO NORTH AMERICAN,
                                                   INC., As Agent


                                          By /s/ Charles J. Wahle
                                             ---------------------------------
                                               Title: Assistant Vice
                                                   President


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                                          By /s/ Carol A. Levine
                                             ---------------------------------
                                               Title: Senior Vice President
                                                      and Managing Director

                                          THE CHASE MANHATTAN BANK, N.A.


                                          By /s/ Scott S. Ward
                                             ---------------------------------
                                              Title: Vice President

                                          MIDLAND BANK PLC NEW YORK BRANCH


                                          By /s/ Mark J. Rakov
                                             ---------------------------------
                                               Title: Authorized Signatory

                                          THE INDUSTRIAL BANK OF JAPAN
                                                   TRUST COMPANY


                                          By /s/ Robert W. Ramage, Jr.
                                             ---------------------------------
                                               Title: Senior Vice President

                                          BROWN BROTHERS HARRIMAN & CO.


                                          By /s/ William J. Whelan, Jr.
                                             ---------------------------------
                                               Title: Senior Manager

                                          MORGAN GUARANTY TRUST COMPANY
                                                   OF NEW YORK, as Agent


                                          By /s/ Deborah A. Brodheim
                                             ---------------------------------
                                               Title: Vice President
                                          60 Wall Street
                                          New York, New York  10260
                                          Attention: Deborah Brodheim
                                          Telex number:
                                          Telecopy number: 212/648-5018



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